Exhibit 10.15
EQUITY AWARD EXCHANGE AGREEMENT
THIS EQUITY AWARD EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of [●], 2025, by and between Via Transportation, Inc., a Delaware corporation (the “Company”), and Daniel Ramot (the “Founder”).
WHEREAS, the Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a multi-class common stock structure in connection with the Company’s initial public offering of its capital stock (the “IPO”) to, among other things, enable the Company to execute its long-term vision;
WHEREAS, in connection with the IPO, the Board has approved an Amended and Restated Certificate of Incorporation of the Company (the “New Charter”), which, among other things, if effected, would create three classes of common stock of the Company, Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, Class B Common Stock, par value $0.00001 per share (“Class B Common Stock”), entitling holders to ten (10) votes for each share thereof held, and Class C Common Stock, par value $0.00001 per share, entitling holders to zero votes per share unless otherwise required by applicable law;
WHEREAS, upon the effectiveness of the filing of the New Charter (the “Effective Time”), each share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), will be reclassified as a share of Class A Common Stock;
WHEREAS, as part of the implementation of the multi-class common stock structure, the Board has determined that it is advisable and in the best interests of the Company and its stockholders (including stockholders other than the Founder) to provide the Founder with the right to exchange shares of Class A Common Stock that the Founder acquires upon (i) the exercise of any options to purchase Common Stock (which will become options to purchase Class A Common Stock at the Effective Time) or (ii) the settlement of any restricted stock units (“RSUs”) that settle into Common Stock (which will become RSUs that settle into Class A Common Stock at the Effective Time) that are held by the Founder as of immediately prior to the completion of the IPO and either vested or subject only to service-based vesting conditions (each, an “Eligible Equity Award”) for a number of shares of Class B Common Stock of equivalent value as determined on the date of the exchange (which is expected to be on a one share-for-one share basis), subject to the terms and conditions set forth in this Agreement; and
WHEREAS, the parties intend that no gain or loss will be recognized in any Exchange (as defined below) pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:
ARTICLE I
EXCHANGE RIGHT AND EXCHANGE AND ISSUANCE OF CLASS B COMMON STOCK
1.1    Grant of Exchange Right. Effective immediately following the Effective Time, and subject to the terms and provisions of this Agreement, the Company hereby irrevocably grants to the Founder the right (the “Exchange Right”) to exchange any shares of Class A Common Stock that the Founder acquires following the Effective Time as a result of the exercise or settlement of his Eligible Equity Awards (each, an “Eligible Share”) for an equal number of shares of Class B Common Stock, subject to the terms and conditions set forth in this Agreement (the “Exchange”).

1.2    Exercise of Exchange Right.
(a)    The Exchange Right will be exercisable by the Founder by submitting a completed and fully-executed notice in the form attached hereto as Exhibit A (the “Exchange Notice”) to the Company, specifying the number of Eligible Shares with respect to which the Founder desires to exercise the Exchange Right (the “Exchanged Class A Shares”).
(b)    As a condition precedent to the exercise of the Exchange Right on any given date, the Company and the Founder must mutually agree that no gain or loss will be required to be recognized for U.S. federal tax purposes on account of such exercise of the Exchange Right and related Exchange (the “Exchange Right Condition”); provided that, if the Company and the Founder do not mutually agree that no gain or loss will be required to be recognized for U.S. federal tax purposes and there is a gain or loss that will be required to be recognized for U.S. federal tax purposes on account of the exercise of the Exchange Right and related Exchange, the Founder may waive the Exchange Right Condition and effectuate the exercise of the Exchange Right and related Exchange, and the Company shall cooperate with Founder to reduce or eliminate any deduction or withholding to the extent permitted by applicable law.
(c)    For the avoidance of doubt, the Founder will not have any Exchange Right pursuant to this Agreement with respect to any share of Class A Common Stock that is acquired by the Founder following the Effective Time other than as a result of the exercise or settlement of an Eligible Equity Award.
1.3    Exchange of Eligible Shares. Within ten (10) calendar days after the Company’s receipt of a properly executed Exchange Notice, and provided that the Exchange Right Condition remains satisfied or has been waived by the Founder, the Company will complete the Exchange by issuing, in exchange for the Exchanged Class A Shares, an equal number of shares of Class B Common Stock. Upon the effectiveness of such Exchange, the Company will deliver to the Founder such documentation as may be reasonably required to evidence that the shares of Class B Common Stock have been duly issued and transferred to the Founder in exchange for the Exchanged Class A Shares.
1.4    Rights to Shares of Class A Common Stock Following Exchange. Upon the Exchange, the Founder will no longer have any rights as a holder of the Exchanged Class A Shares that are the subject of the Exchange (other than the right to receive the shares of Class B Common Stock in accordance with this Agreement). Such Exchanged Class A Shares will be deemed to have been redeemed by the Company in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered to the Founder.
1.5    Termination of Exchange Right. The Exchange Right will terminate with respect to any Eligible Shares on the earlier of (i) the date on which the Founder sells, transfers, or otherwise disposes of such Eligible Shares, other than in a transfer that would constitute a Permitted Transfer (as defined in the New Charter) if the Eligible Shares had been shares of Class B Common Stock and (ii) the Final Conversion Date (as defined in the New Charter).
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE FOUNDER
The Founder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:
2.1    Ownership; Authority. The Founder has the full right, power and authority to enter into this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of the Founder, enforceable against the Founder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of an Exchange contemplated hereby, the Company will acquire from the Founder good and marketable title to the Exchanged Class A Shares subject to such Exchange, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the New Charter or any other agreements to which the Founder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
2.2    Governmental Authorization. The execution, delivery and performance by the Founder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of the Founder (excluding, for the avoidance of doubt, (a) the filing by the Company of the New Charter with the Secretary of State of the State of Delaware, (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws and (c) any filing required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.
2.3    Noncontravention. The execution, delivery and performance by the Founder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to the Founder, (b) subject to compliance with Section 2.2, violate any applicable law, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of the Founder or to the loss of any benefit to which the Founder is entitled under any provision of any agreement or other instrument binding upon the Founder or (d) result in the creation or imposition of any lien on any of the Founder’s Eligible Equity Awards or the shares of Class A Common Stock underlying such awards, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the New Charter or any other agreements to which the Founder and the Company are a party.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to the Founder, with respect to the transactions contemplated hereby, as follows:
3.1    Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
3.2    Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including the issuance and delivery of the shares of Class B Common Stock in connection with each Exchange hereunder (including the conversion thereof into Class A Common Stock upon the terms specified in the New Charter and the renaming of Common Stock as Class A Common Stock) in accordance with the New Charter) are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 3.3 and the approval of and adoption by the Company’s stockholders of the New Charter. Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived or are otherwise inapplicable to the transactions contemplated in this Agreement. Assuming the due authorization, execution and delivery by the Founder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
3.3    Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (a) the filing by the Company of the New Charter with the Secretary of State of the State of Delaware, (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws and (c) any filing required under the HSR Act.
3.4    Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 3.3 and approval of and adoption by the Company’s stockholders of the New Charter, (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any applicable law, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the shares of Class B Common Stock other than as set forth or contemplated by this Agreement or the New Charter.
ARTICLE IV
COVENANTS
4.1    Market Stand-Off Agreement. The Founder agrees that any lock-up or market stand-off agreements applicable to the shares of Common Stock or Class A Common Stock held by the Founder will continue to apply to any shares of Class B Common Stock in accordance with the terms of such agreements.
4.2    Reservation of Class B Common Stock. At all times until the Exchange Right terminates, the Company will reserve and keep available out of its authorized but unissued shares of Class B Common Stock, solely for the purpose of effecting Exchanges, such number of shares of Class B Common Stock as is from time to time sufficient to effect Exchanges with respect to all Eligible Shares.
ARTICLE V
GENERAL PROVISIONS
5.1    Governing Law. This Agreement will be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.
5.2    Successors and Assigns. Except as otherwise provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3    Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for under (i) the Company’s equity incentive plans and the related award agreements with respect to any Eligible Equity Awards and (ii) the New Charter and bylaws with respect to shares of Class A Common Stock and Class B Common Stock, this Agreement, including the exhibits attached hereto, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or waived other than by a written instrument signed by the Company and the Founder.
5.4    Notices. Any Exchange Notice shall be delivered via electronic mail to legal@ridewithvia.com and shall be effective (i) when directed to such electronic mail address, if sent during the normal business hours of the Company, or (ii) on the next business day, if not sent during normal business hours of the Company. A “business day” shall be a day, other than Saturday or Sunday, when the banks in the City of New York are open for business.
5.5    Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.
5.6    No Guarantee of Continued Service. The Founder acknowledges and agrees that neither the execution of this Agreement nor the existence of the Exchange Right granted hereunder constitutes an express or implied promise of continuous employment or service with the Company for any period, or at all, and that neither the execution of this Agreement nor the existence of the Exchange Right granted hereunder will interfere in any way with the right of the Company to terminate the Founder’s employment or service at any time, with or without cause.
5.7    Tax Consequences. The parties intend that no gain or loss will be recognized in any Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The parties adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, the Company and the Founder each have reviewed with their own respective tax advisors the federal, state, local and foreign tax consequences of the Exchange Right, the Exchange, the Eligible Equity Awards and the potential acquisition of shares of Class A Common Stock thereunder, the potential exchange of such shares for shares of Class B Common Stock, and the transactions contemplated by this Agreement. Each party hereto is relying solely on such advisors and not on any statements or representations of the Company or the Founder or any of its or his agents, as applicable, in connection with the transactions contemplated hereby, except for the representations and warranties of the Company and the Founder expressly set forth herein.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

VIA TRANSPORTATION, INC.

By:
Name:	[●]
Title:	[●]

DANIEL RAMOT

[Signature Page to Equity Award Exchange Agreement]

EXHIBIT A
Exchange Notice
To:    Via Transportation, Inc.
Date:    ____________________
The undersigned hereby irrevocably elects to exercise his right, pursuant to the Equity Award Exchange Agreement dated as of [●], 2025 (the “Agreement”), by and between Via Transportation, Inc. (the “Company”), and Daniel Ramot, to exchange ___________ shares of Class A Common Stock for an equal number of shares of Class B Common Stock, subject to the terms of this Exchange Notice and the Agreement. Capitalized terms not otherwise defined herein will have the meaning ascribed to them in the Agreement.
By executing this Exchange Notice, the undersigned hereby represents and warrants to the Company as follows:
1.Acknowledgements. The undersigned acknowledges and affirms that the representations and warranties set forth in Article II of the Agreement are true and correct as of the date of this Exchange Notice, and agrees to the covenants set forth in Article IV of the Agreement.
2.Legends. It is understood that any certificate or book entry position representing the shares of Class B Common Stock and any securities issued in respect thereof or exchange therefor will bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which the undersigned is a party):
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THESE SECURITIES ARE SUBJECT TO A LOCK-UP AGREEMENT THAT RESTRICTS THEIR TRANSFER FOR 180 DAYS AFTER [●], 2025, SUBJECT TO THE EXCEPTIONS ENUMERATED IN SUCH LOCK-UP AGREEMENT. A COPY OF SUCH LOCK-UP AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF THE GENERAL COUNSEL OF THE COMPANY.”
3.Restricted Securities; Rule 144. Except as otherwise permitted by applicable law, the undersigned understands that any shares of Class B Common Stock issued to the undersigned in an Exchange will be characterized as “restricted securities” under the Act because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder, the shares of Class B Common Stock may be resold without registration under the

Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. The undersigned understands and hereby acknowledges that the shares of Class B Common Stock must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is otherwise available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.
4.Tax Matters. The undersigned has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Exchange Right and the Exchange, Eligible Equity Awards and the potential acquisition of shares of Class A Common Stock thereunder, the potential exchange of such shares for shares of Class B Common Stock and the transactions contemplated by the Agreement and this Exchange Notice. The undersigned is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III of the Agreement.

Daniel Ramot